PROSHARES

ProShares Nasdaq-100 Dorsey Wright Momentum ETF

(the “Fund”)

Supplement dated May 6, 2021

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated May 5, 2021, each as supplemented or amended

The above-listed Fund is not yet in operation and thus is not currently offered by ProShares Trust.

For more information, please contact the Fund at 1-866-776-5125.

Please retain this supplement for future reference.